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                                                                   EXHIBIT 10.41

                                 IPAYMENT, INC.
                              STOCK INCENTIVE PLAN
                    AS AMENDED AND RESTATED ON APRIL __, 2003

                       NONQUALIFIED STOCK OPTION AGREEMENT

                  This Nonqualified Stock Option Agreement (this "Agreement"), dated [INSERT DATE OF GRANT] (the "Grant Date"), is made between iPayment, Inc. (the "Company") and [INSERT NAME] (the "Participant"). All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the iPayment, Inc. Stock Incentive Plan, as amended and restated on [INSERT DATE] (the "Plan").

                              W I T N E S S E T H :

         1. Grant of Option. Pursuant to the provisions of the Plan, the Company hereby grants to the Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase (the "Option") from the Company all or any part of an aggregate of [INSERT NUMBER OF SHARES] shares of the Stock of the Company at a per share purchase price equal to $[INSERT EXERCISE PRICE] (the "Exercise Price"), such Option to be exercisable as hereinafter provided. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Code.

         2.       Right to Exercise Option.

                  (a) Subject to the other terms of this Agreement and the Plan, the Option may be exercised on or after the dates indicated below as to that percentage of the total shares of Stock subject to the Option as set forth below opposite each such date, plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised:

     Date              Percentage
     ----              ----------
[INSERT DATE]     [INSERT PERCENTAGE]
[INSERT DATE]     [INSERT PERCENTAGE]
[INSERT DATE]     [INSERT PERCENTAGE]
[INSERT DATE]     [INSERT PERCENTAGE]

                  (b) Notwithstanding Section 2(a) of this Agreement, in the event of a Change in Control, 100% of the Stock subject to the Option shall become fully exercisable immediately prior to a Change in Control event.

         3.       Method of Exercise.

                  (a) Any exercise of all or any part of the Option shall be made by submitting to the Company the exercise notice attached hereto as Exhibit A, along with the aggregate Exercise Price.

                  (b) At the time of any exercise of the Option, the aggregate Exercise Price of the shares of Stock as to which the Option is exercised shall be paid to the Company (i) in United

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States dollars by personal check, bank draft or money order, (ii) where the
Stock is publicly traded on a recognized exchange or automated trading system, in Stock that was acquired at least six (6) months prior to the exercise of the Option, or such shorter or longer period, if any, required by the Company's accountants to avoid a charge to the Company's earnings for financial reporting purposes, (iii) where the Stock is publicly traded on a recognized exchange or automated trading system, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions to (A) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (B) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale ("Cashless Exercise"), or (iv) in a combination thereof.

         4.       Expiration and Termination of Option.

                  (a) The Option shall expire and, thus, no longer be exercisable on the [INSERT NUMBER OF YEARS] anniversary of the Grant Date.

                  (b) The Option shall terminate and cease to be outstanding upon the termination, for any reason, of the Participant's services to the Company or an Affiliate as a director, officer, employee, consultant, advisor, agent, independent contractor, or independent sales or service organization, except as follows:

                           (i)      Where the Participant's services to the
Company or an Affiliate are terminated due to the death of the Participant, the Option may be exercised after the Participant's death by the Participant's designated beneficiary, the Participant's heir, the legal representative of the Participant's estate or by the legatee of the Participant under his last will for a period of twelve (12) months from the date of the Participant's death but only to the extent (A) the Option would be exercisable in accordance with
Section 2(a) hereof as of the date of the Participant's death, (B) the exercise period of the Option has not expired under Section 4(a) hereof, and (C) the Option has not otherwise been terminated.

                           (ii)     Where the Participant's services to the
Company or an Affiliate are terminated due to the Disability of the Participant, the Option may be exercised after such termination of services for a period of twelve (12) months from the date of such termination of services but only to the extent (A) the Option would be exercisable in accordance with Section 2(a) hereof as of the date of the Participant's death, (B) the exercise period of the Option has not expired under Section 4(a) hereof, and (C) the Option has not otherwise been terminated.

                           (iii)    Where the Participant's services to the
Company or an Affiliate are terminated for any reason other than by reason of death, Disability or Misconduct, the Option may thereafter be exercised for a period of three (3) months from the date of such termination of services but only to the extent (A) the Option would be exercisable in accordance with
Section 2(a) hereof as of the date of such termination, (B) the exercise period of the Option has not expired under Section 4(a) hereof, and (C) the Option has not otherwise been terminated.

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                  (c)      If, at any time, the Committee reasonably believes
the Participant may have committed an act of Misconduct, the Participant's rights to exercise the Option may be suspended pending a determination by the Committee that an act of Misconduct has been committed. If the Committee in its sole discretion determines that the Participant has committed an act of Misconduct, then the Option, including any portion of the Option that is exercisable, held by the Participant shall terminate immediately and cease to remain outstanding.

         5. Transferability. The Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         6. Tax Consequences. Upon the exercise of the Option, the Participant shall, upon notification of the amount due, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for the payment of such withholding taxes.

         7. Lock-Up Period. The Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Stock or other securities of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Stock or other securities of the Company (each such action, a "Transfer") during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         8. No Right to Continued Employment. Neither participation in the Plan nor the acceptance of the grant of the Option evidenced hereby shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefore.

         9. Provisions of the Plan. The Option is granted pursuant to the Plan, and such Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Agreement solely by reference or are expressly cited herein. Any interpretation of this agreement will be made in accordance with the Plan. In the event there is any contradiction between the provisions of this Agreement and the Plan, the provisions of this Agreement will prevail.

         10. Compliance with Laws and Regulations. The Option shall not be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall

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be made under this Plan except in compliance with all federal, state and local laws and regulations including, without limitation, withholding tax requirements, federal and state securities laws and regulations and the rules and regulations of any government or regulatory agency or body and in compliance with the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed, which the Committee shall, in its discretion, determine to be necessary or applicable, in all respects. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock issued pursuant to this Plan may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. The Option shall not be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any government or regulatory bodies having jurisdiction over such matters, free of any conditions not acceptable to the Company.

         11. Certain Other Representations and Covenants of the Participant. The Participant hereby acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. The Participant hereby represents and acknowledges that the Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. The Participant hereby agrees to be bound by all of the terms and provisions of the Plan and this Agreement, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section
10.6 of the Plan as in effect on the date hereof. The Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee or the Board upon any questions arising under the Plan, this Agreement or otherwise relating to the Option.

         12. Notices. Any notice or other communication required or permitted hereunder shall be in accordance with the Plan, and, if to the Company, may be delivered in person to the Company's [__________] or sent to the Company, attention: [__________], by facsimile at [__________], or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at [_______________], and, if to the Participant, shall be addressed to him at the address set forth below his signature hereon, subject to the right of either party to designate at any time hereafter in writing some other address.

         13. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

         14. Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

         15. Modification. Except as otherwise permitted by the Plan, this Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

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         16.      Counterparts. This Agreement has been executed in two
counterparts, each of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, iPayment, Inc. has caused this Agreement to be executed by a duly authorized officer, and the Participant has executed this Agreement, both as of the day and year first written above.

                  IPAYMENT, INC.

                  By__________________________________
                  Name:
                  Title:

                  PARTICIPANT

                  ______________________________________
                  [INSERT NAME OF PARTICIPANT]
                  [INSERT ADDRESS]

                  Date:_________________________________

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EXHIBIT A:

                                 IPAYMENT, INC.
                              STOCK INCENTIVE PLAN
                    AS AMENDED AND RESTATED ON APRIL __, 2003

                                 EXERCISE NOTICE

iPayment, Inc.
[INSERT ADDRESS OF STOCK ADMINISTRATOR]

         This Exercise Notice is given pursuant to the terms of the Nonqualified Stock Option Agreement dated _________________ between iPayment, Inc. (the Company") and the undersigned Participant (the "Agreement"), which is made a part hereof and incorporated herein by reference. (All capitalized terms not defined herein shall have the meanings given to such terms in the iPayment, Inc. Stock Incentive Plan and the Agreement.)

         EXERCISE OF OPTION. The Participant hereby exercises the Option to purchase _________________ shares of Stock of the Company. The Participant hereby delivers, together with this written statement of exercise, the aggregate Exercise Price with respect to the number of shares of Stock purchased:

                  Cash in the total amount of $_________________.

                  ______________ shares of Stock of the Company.

                  Cashless Exercise.

         ACKNOWLEDGMENT. The Participant understands and acknowledges that the exercise of any rights to purchase any shares of Stock is expressly conditioned upon compliance with the Securities Act of 1933, the Exchange Act of 1934, the requirements of any stock exchange or national market system on which the Company's stock may be listed, and all applicable state securities laws. The Participant agrees to cooperate with the Company to ensure compliance with such laws. The Participant has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

         Executed this ________ day of ________________, ________.

         PARTICIPANT

         ____________________________     _________________________________
         Signature                        Print or Type Name

         iPayment, Inc. hereby acknowledges receipt of this Exercise Notice and receipt of payment in the form and amount indicated above, all on this _________day of ________________, __________.

         IPAYMENT, INC.

         ___________________________________
         By:
         Title: